1 Unless otherwise specified, comparisons in this presentation are between 3Q24 and 3Q25. Third Quarter 2025 Financial and operating results for the period ended September 30, 2025 November 3, 2025

2 Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on November 3, 2025, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date. Forward-Looking Statements This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes the measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – Financials – SEC Filings” section of CNO’s website, CNOinc.com. Non-GAAP Measures IMPORTANT LEGAL INFORMATION

3 OUR PURPOSE We secure the future of middle-income America. OUR MISSION We secure the future of middle-income America by providing insurance and financial services that help protect their health, income and retirement needs, while building enduring value for all our stakeholders.

4 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. Operational Highlights Financial Highlights QUARTER IN REVIEW Continued strong results across the business; Executed Bermuda reinsurance transaction ▪ Operating EPS1 of $1.29, up 16% – Operating EPS1 excluding significant items of $0.96, up 4% – Continued strong underwriting and net investment income (NII) results – Operating return on equity1 (ROE) excl. significant items of 11.2% ▪ Capital and liquidity remains above target levels; Continued robust free cash flow generation ▪ In October, executed second reinsurance transaction with Bermuda affiliate ▪ Returned $76 million to shareholders in the quarter and $310 million year-to-date ▪ Book value per diluted share excluding AOCI1 was $38.10, up 6% ▪ Distribution model and product portfolio delivering consistent, repeatable results ▪ 13th consecutive quarter of strong insurance sales – Total new annualized premiums (NAP), up 26% – Direct-to-consumer (D2C) NAP, up 56% – Worksite Division NAP, up 20% – Client assets in brokerage and advisory, up 28% ▪ 11th consecutive quarter of growth in producing agent count (PAC) Records

5 GROWTH SCORECARD Continued robust growth (dollars in millions) 1 See page 24 for a glossary of terms and definitions. 2 Excluding accumulated other comprehensive income (loss) (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure. Change 3Q 4Q FY 1Q 2Q 3Q vs 3Q24 New Annualized Premiums 1 $99.4 $108.6 $415.4 $105.7 $119.9 $125.1 25.9% Consumer 83.5 91.0 353.4 91.3 101.9 106.1 27.1% Worksite 15.9 17.6 62.0 14.4 18.0 19.0 19.5% Annuity Collected Premiums $465.1 $493.1 $1,790.6 $442.0 $520.5 $472.5 1.6% Fee Revenue 1 $29.3 $78.7 $190.6 $47.4 $33.5 $33.0 12.6% Policyholder and Client Assets $16,012 $16,475 -- $16,591 $17,448 $18,108 13.1% Annuity Account Values 12,081 12,413 -- 12,593 12,856 13,068 8.2% Client Assets in BD and Advisory 1 3,931 4,062 -- 3,998 4,592 5,040 28.2% Producing Agent Counts (PAC) 1 4,859 4,952 -- 4,820 4,961 4,928 1.4% Consumer 4,484 4,574 -- 4,424 4,558 4,518 0.8% Worksite 375 378 -- 396 403 410 9.3% Average Book Value of Investments & Cash $29,716 $30,399 -- $30,756 $30,733 $30,878 3.9% Average Yield on Allocated Investments 4.81% 4.87% 4.80% 4.87% 4.92% 4.91% 10 bps New Money Rate 6.50% 6.72% -- 6.43% 6.42% 6.20% -30 bps Book Value per Diluted Share x AOCI 2 $35.84 $37.35 -- $37.27 $38.05 $38.10 6.3% 2-year CAGR 6.0% 8.2% -- 8.2% 8.5% 6.2% -- 20252024 IN V E S T M E N T S & C A P IT A L P R O D U C T IO N D IS T R IB U T IO N

6 CONSUMER DIVISION UPDATE 12th consecutive quarter of sustained growth; Most products up double-digits for second consecutive quarter ▪ PAC up 1%; 11th consecutive quarter of growth – Strong agent productivity and retention – Registered agents up 6% ▪ NAP generated from web/digital channels represented 35% of total D2C for 3Q25 (excluding third party partners) ▪ 89% instant decision rate on eligible Simplified Issue Life business, up 11% ▪ Life and Health NAP up 27% ▪ Life NAP up 33% – Record D2C NAP, up 56% ▪ Health NAP up 21% – Medicare Supplement NAP up 33%; Supplemental Health NAP up 23%; LTC up 7% ▪ Annuity collected premiums up 2%; Third highest quarter of all time – Inforce account value up 8%; Average size up 5% ▪ Record client assets in brokerage and advisory, up 28% – Total accounts up 13%; Average account size up 13% Operational Highlights Distribution Highlights

7 WORKSITE DIVISION UPDATE 14th consecutive quarter of NAP growth; Double-digit growth in 12 of last 14 quarters ▪ In October, decided to streamline our Worksite Division by exiting the fee services business, sharpening our focus on the high-growth core insurance offerings ▪ Record Life and Health NAP, up 20% – Life NAP up 24% – Hospital Indemnity NAP up 53% – Critical Illness NAP up 17% – Accident NAP up 15% ▪ PAC up 9%; 13th consecutive quarter of growth – Recruiting up 5% – Strong productivity ▪ Geographic expansion contributed 42% of NAP growth for 3Q25 Operational Highlights Distribution Highlights

8 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. Net operating earnings per share1 (dollars in millions, except per share amounts); TTM = trailing twelve months Earnings Results FINANCIAL HIGHLIGHTS ▪ Operating EPS1 of $1.29, up 16% — Net favorable results from annual actuarial review ▪ Operating EPS1 excl. significant items of $0.96, up 4% — Strong insurance product margins — NII allocated to products, benefiting from growing asset base and 10 bps improvement in yield — Expense ratio excluding significant items was 18.6% in 3Q25 and 19.0% TTM ▪ Continued strong capital position ▪ Robust capital return, $60 million of share repurchases — 8% reduction in weighted average diluted shares outstanding ▪ TTM Operating ROE1 of 12.1%, and 11.2% excluding significant items ▪ Recorded a $96.7 million non-cash goodwill and intangibles impairment in non-operating income Excluding significant items Delivering sustained, profitable growth; Announced 2nd Bermuda reinsurance transaction Highlights Net operating income1 $119.2 $127.2 $291.3 $295.8 Net operating income excluding significant items1 $97.3 $95.0 $269.4 $258.4 Weighted average shares outstanding (in millions) 107.1 98.6 108.1 100.7 $1.11 $1.29 $2.68 $2.94 3Q24 3Q25 YTD2024 YTD2025 $0.96 $0.92 $2.49 $2.57

9 (dollars in millions) Insurance Product Margin Excluding Significant Items1 1 Excludes impacts from the annual actuarial review and out-of-period adjustment in 1Q2025. See the Appendix for a reconciliation to the corresponding GAAP measure and a breakdown of impacts by major product category. Annuity margin ▪ Fixed Indexed Annuities (FIA) – growth in the block ▪ Other Annuities – favorable prior period reserve releases on closed block policies Health margin ▪ Supplemental Health – growth in the block ▪ Medicare Supplement – modestly higher claims ▪ LTC – growth in the block Life margin ▪ ISL – higher policy benefits ▪ Traditional Life – lower nondeferrable advertising expense Annual actuarial review ▪ Current period net benefit of $41.3 million, primarily due to Supplemental Health & FIA Highlights INSURANCE PRODUCT MARGIN Continued strong underwriting margin 3Q24 4Q24 1Q25 2Q25 3Q25 Annuity $54.9 $55.0 $54.5 $54.8 $56.3 Fixed Indexed Annuities $42.8 $43.5 $44.5 $45.4 $45.9 Fixed Interest Annuities $7.3 $8.0 $8.1 $8.0 $8.5 Other Annuities $4.8 $3.5 $1.9 $1.4 $1.9 Health $132.1 $134.0 $126.2 $134.0 $135.9 Supplemental Health $68.3 $70.8 $65.6 $68.6 $72.3 Medicare Supplement $31.8 $29.4 $28.1 $28.2 $30.4 Long-term Care $32.0 $33.8 $32.5 $37.2 $33.2 Life $64.0 $68.0 $61.4 $63.6 $67.0 Interest Sensitive Life $24.4 $23.3 $24.1 $21.9 $20.7 Traditional Life $39.6 $44.7 $37.3 $41.7 $46.3 Total Margin $251.0 $257.0 $242.1 $252.4 $259.2

10 1 Reflects sum of allocated and non-allocated investment income. Refer to pages 15-17 of the financial supplement for more information on the components of net investment income. 2 Net insurance liabilities for the purpose of allocating investment income to product lines are equal to: (i) policyholder account balances for annuity products; (ii) total reserves before the fair value adjustments reflected in accumulated other comprehensive income (loss), if applicable, for all other products; less (iii) amounts related to reinsured business; (iv) deferred acquisition costs; (v) the present value of future profits; and (vi) the value of unexpired options credited to insurance liabilities. ▪ Average yield on allocated investments of 4.91% vs. 4.81% in 3Q24 ▪ Average net insurance liabilities 2 up 4.5% ▪ Improved alternative investment income year-over-year; Slightly below long-term return expectations ▪ Lower level of gains on option forfeitures from Annuity surrenders ▪ NII from general account assets impacted by reduced excess capital following robust YTD capital deployment ▪ Issued $350 million FABN in the quarter Investment Income Allocated to Product Lines Investment Income Not Allocated to Product Lines Total Net Investment Income1 Annuity Health Life Not allocated $- $100.0 $200.0 $300.0 3Q 2024 3Q 2025 $271.0 $254.0 $45.5 $39.5 $- $100.0 $200.0 $300.0 3Q 2024 3Q 2025 $- $100.0 $200.0 $300.0 3Q 2024 3Q 2025 $310.5$299.5 INVESTMENT RESULTS 8th consecutive quarter of growth in net investment income; Continued strong new money rates (dollars in millions) ▪ New money rate of 6.20%, compared to 6.42% in 2Q25 and 6.50% in 3Q24 ▪ Average book value of invested assets up 4% ▪ Earned yield of 4.77%, compared to 4.73% in 2Q25 and 4.71% in 3Q24

11 1 Fair Value as of 09/30/2025 PORTFOLIO COMPOSITION High quality, liquid portfolio producing solid and consistent results Highlights General Approach $30 Billion of Invested Assets1 ▪ High degree of liquidity: over 55% of portfolio in corporate and government bonds ▪ Strong credit risk profile — Capital efficient: 97% rated NAIC 1 or 2 — Portfolio average rating A — CRE portfolio performing as expected ▪ Positioned for stable performance across credit cycles ▪ Focus on quality - margin against adverse development ▪ Low impairments through multiple cycles ▪ Embedded asset liability management ▪ Opportunistic investments protect/grow book yield and core earnings power ▪ Growth in AUM leverages increased book yield, resulting in higher net investment income IG Corporates, 41.1% Non- Agency RMBS, 5.2% Mortgage Loans, 9.8% HY Corporates, 2.2% CMBS, 7.2% Municipals, 10.0% ABS, 5.2% Govts/Agency, 4.3% CLO, 3.8% Equities, 1.1% Other Invested Assets, 2.7% Alternatives, 2.8% Policy Loans, 0.5% Cash, 4.1%

12 Debt to Capital3 Consolidated Risk Based Capital (RBC) Ratio1 Holding Company Liquidity 1 The ratio of the combined capital of the insurance companies to the minimum amount of capital appropriate to support the overall business operations, as determined based on the methodology developed by the National Association of Insurance Commissioners. 2 Adjusted to reflect equal and offsetting timing impacts associated with the reinsurance transaction executed with our Bermuda reinsurance company in October. 3 Excluding accumulated other comprehensive income (loss) (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure. (dollars in millions) ◼ Target consolidated RBC ratio of approximately 375% ◼ RBC variability expected in periods of market volatility ◼ Target leverage of 25% - 28% ◼ Debt covenant ceiling of 35% ◼ $115 million in debt capacity to top of target leverage range ◼ Target minimum holding company liquidity of $150 million ◼ Liquidity backstopped by $250 million undrawn revolver ◼ Staggered debt maturities in 2029 and 2034 CAPITAL AND LIQUIDITY OVERVIEW Capital and liquidity remain above target levels Debt to capital3 excluding $500 million note that matured May 2025 $256 $372 $250 $187 $194 2023 2024 1Q25 2Q25 3Q25 23.1% 32.1% 32.7% 26.1% 26.4% 2023 2024 1Q25 2Q25 3Q25 26.1%25.6% 402% 383% 379% 378% 380% 2023 2024 1Q25 2Q25 3Q25 2

13 2025 Earnings 2025 Free Cash Flow / Excess Capital GUIDANCE Guidance excludes significant items ▪ $3.75 – $3.85 operating EPS ▪ ~19.0% expense ratio ▪ 22.0% – 22.5% effective tax rate ▪ $365 – $385 million excess cash flow to holding company ▪ 375% consolidated RBC ratio target ▪ $150 million minimum holding company liquidity ▪ 25% – 28% target leverage Raising guidance for 2027 operating ROE improvement & 2025 excess cash flow to Holdco Return on Equity ▪ Improve run rate operating ROE by 200 basis points through 2027 ▪ Includes 50 basis points of improvement in 2025 ▪ Off 2024 run rate of 10%

14 4 5 3 2 1 Exclusive focus on underserved middle-income market Significant demographic tailwinds Diverse and integrated "last mile" in-person and virtual model Delivering growth while improving ROE Strong balance sheet and robust free cash flow resilient against market events WHY INVEST IN CNO 6 Track record of execution and delivering on our promises

15 Questions and Answers

16 ▪ Cash Flow Profile Slide 17 ▪ Broker-Dealer/Registered Investment Advisor Slide 18 ▪ Expense Ratio Slide 19 ▪ Levers To Drive Operating ROE Slide 20 ▪ Financial Results Seasonality Slide 21 ▪ New Money Summary Slide 22 ▪ Long-Term Care Insurance Slide 23 ▪ Glossary of Terms and Definitions Slide 24 ▪ Tax Asset Summary Slide 25 Appendix 1: Quarter in Review

17 1 Cash flows exclude acquisitions, dividend payments, stock repurchases, and financing transactions (dollars in millions) CASH FLOW PROFILE

18 Account values up 28% YoY; Registered agent counts up 6% 1 Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts. Bankers Life is the marketing brand of various affiliated companies of CNO Financial Group including, Bankers Life and Casualty Company, Bankers Life Securities, Inc., and Bankers Life Advisory Services, Inc. Non-affiliated insurance products are offered through Bankers Life General Agency, Inc. (dba BL General Insurance Agency, Inc., AK, AL, CA, NV, PA). Agents who are financial advisors are registered with Bankers Life Securities, Inc. Securities and variable annuity products and services are offered by Bankers Life Securities, Inc. Member FINRA/SIPC, (dba BL Securities, Inc., AL, GA, IA, IL, MI, NV, PA). Advisory products and services are offered by Bankers Life Advisory Services, Inc. SEC Registered Investment Adviser (dba BL Advisory Services, Inc., AL, GA, IA, MT, NV, PA). Home Office: 303 East Wacker Drive, 5th Floor, Chicago, IL 60601. 2 Registered agents are dually licensed as insurance agents and financial representatives who can buy and sell securities for clients, and/or investment advisors who can provide ongoing investment advice for clients. 3 Representative counts represent the average of the last 3 months. 4 1Q25 Net New Client Assets in Brokerage and Advisory amounts have been revised to correct previously identified misstatements. The revision did not have a material impact on the previously reported disclosure. (dollars in millions) BROKER-DEALER/REGISTERED INVESTMENT ADVISOR 3Q 4Q 1Q 4 2Q 3Q Net New Client Assets in Brokerage 36.6$ 60.7$ 61.3$ 62.0$ 74.1$ Brokerage and Advisory 1 Advisory 91.7 94.2 69.4 140.4 124.2 Total 128.3$ 154.9$ 130.7$ 202.4$ 198.3$ Client Assets in Brokerage and Brokerage 2,058.5$ 2,119.6$ 2,117.4$ 2,293.3$ 2,472.4$ Advisory 1 at end of period Advisory 1,872.2 1,942.8 1,880.5 2,298.4 2,567.3 Total 3,930.7$ 4,062.4$ 3,997.9$ 4,591.7$ 5,039.7$ Registered Agent Counts 2,3 Total 722 726 739 759 766 2024 2025

19 1 Expense ratio calculation = expenses allocated to products plus not allocated to products, divided by the sum of insurance policy income and net investment income allocated to products. Results exclude significant items. 2 See pages 27-31 for a reconciliation of the significant items. EXPENSE RATIO1 (dollars in millions) 3Q 4Q 1Q 2Q 3Q Allocated & Non Allocated Expenses 171.5$ 165.1$ 181.5$ 174.7$ 173.3$ Allocated & Non Allocated Expenses - YTD 522.0 687.1 181.5 356.2 529.5 Significant Items 2 2.9$ -$ -$ -$ -$ Significant Items - YTD 2 2.9 2.9 - - - Allocated & Non Allocated Expenses Excluding Significant Items 168.6$ 165.1$ 181.5$ 174.7$ 173.3$ Allocated & Non Allocated Expenses Excluding Significant Items - YTD 519.1 684.2 181.5 356.2 529.5 Policy Income and Net Investment Income Allocated to Products 899.0$ 903.7$ 911.4$ 920.3$ 929.3$ Policy Income and Net Investment Income Allocated to Products - YTD 2,666.5 3,570.2 911.4 1,831.7 2,761.0 Expense Ratio 18.8% 18.3% 19.9% 19.0% 18.6% Expense Ratio - YTD 19.5% 19.2% 19.9% 19.4% 19.2% Rolling Twelve Months Ratio 19.2% 19.2% 19.1% 19.0% 19.0% 2024 2025

20 LEVERS TO DRIVE OPERATING ROE Combination of top and bottom-line actions to improve Operating ROE over the long-term ▪ Accelerating brokerage and advisory growth ▪ Product introductions (both insurance and services) ▪ New business terms, processing and underwriting ▪ Optimize agent count and productivity ▪ Increase synergies between field and D2C ▪ Worksite Division geographic expansion and focus on new group development ▪ Selective new independent distribution partnerships ▪ Optimize capital structure ▪ Strategic asset allocation ▪ Optimize reinsurance, including Bermuda captive ▪ Strategic minority investments ▪ Expense discipline ▪ Enhanced customer service capabilities ▪ Technology platform modernization Products Distribution Investments & Capital Operational Efficiencies Operating ROE Improvement This list is a representative sample of initiatives under consideration and is not exhaustive.

21 (dollars in millions) FINANCIAL RESULTS SEASONALITY 1Q 2Q 3Q 4Q Medicare Supplement Margin Seasonally highest claims and surrenders Mortality Seasonally highest mortality D2C Advertising Traditionally highest advertising Traditionally lowest advertising Fee Income* ~1/4 income Near breakeven Near breakeven ~3/4 income Expenses Quarterly trend to be similar to 2024 * - Refers to typical seasonality patterns. 1Q25 results did not follow the typical pattern, however, this schedule remains best estimate for future periods unless specified otherwise. For 2025, we now expect the majority of fee income to be reported in the fourth quarter.

22 3Q25 General Account New Money Purchases NEW MONEY SUMMARY (dollars in millions) IG Corp AAA-A 19.1% CRE Loans 18.5% Residential Mortgage Loans 17.8% IG Corp BBB 15.8% ABS 8.7% Alternatives 4.1% Municipals 4.0% Rated Notes 3.7% RMBS 3.2% CMBS 2.9% EM 1.5% HY Corp 0.7% $ % GAAP YTM IG Corp AAA-A 155.0 19.1% 6.04% CRE Loans 150.5 18.5% 5.59% Residential Mortgage Loans 144.2 17.8% 6.44% IG Corp BBB 128.4 15.8% 5.48% ABS 70.7 8.7% 6.14% Alternatives 32.9 4.1% 11.69% Municipals 32.8 4.0% 5.62% Rated Notes 29.7 3.7% 7.62% RMBS 26.3 3.2% 5.66% CMBS 23.4 2.9% 5.60% EM 11.8 1.5% 5.39% HY Corp 5.9 0.7% 9.08% Total 811.6 100.0% 6.20%

23 New sales focused on short duration products ▪ Recent growth due to strong sales in LTC Fundamental product ▪ 99% of new sales for policies with 2 years or less in benefits ▪ Average benefit period of 13 months for policies sold in 2025 Reserve assumptions informed by historical experience ▪ No morbidity improvement ▪ No mortality improvement ▪ Minimal future rate increases Favorable economic profile ▪ Total LTC is just 12% of overall CNO insurance liabilities ▪ Downside risk significantly reduced after 2018 reinsurance transaction ▪ Average maximum benefit at issuance is $166 per day for in-force block Block highlights ▪ Less than 22% of policies have inflation benefits ▪ 2% of policies have lifetime benefits, the median benefit period is ~1 year, and the average non-lifetime benefit period is ~1.4 years ▪ Average attained age is 75.0 years Highly differentiated; prudently-managed in-force block LONG-TERM CARE INSURANCE

24 GLOSSARY OF TERMS AND DEFINITIONS New Annualized Premiums - Measured as 100% of new life and health annualized premiums, except for single premium whole life deposits, which are measured at 10% of annualized premium. Fee Revenue - Represents fee revenue from the sales of third-party insurance products; fees generated by our broker/dealer and registered investment advisor; fee revenue earned by Optavise. Client Assets in Broker Dealer (BD) and Advisory - Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts. Producing Agent Counts (PAC) - Producing agents represent the monthly average of exclusive agents that have submitted at least one policy in the month.

25 Value of NOLs Details ▪ Remaining non-life NOLs with expiration dates ranging from 2028 through 2035 are expected to be fully utilized and can offset 100% of non- life taxable income and 35% of life taxable income ▪ Total estimated economic value of tax assets related to our NOLs and tax strategy of approximately $157 million @ 10% discount rate ($1.60 on a per diluted share basis) $205 (dollars in millions) $205 million / $2.10 per diluted share value of remaining NOLs TAX ASSET SUMMARY AS OF SEPTEMBER 30, 2025 Non-life NOLs with Expiration Dates (2028-2035) $31 2025 Non-Life NOLs with no Expiration Date $174

26 Appendix 2: Financial Exhibits Non-GAAP Financial Measures Slides 27 - 43

27 (dollars in millions, except per-share amounts) The table below summarizes the financial impact of significant items on our 3Q25 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 3Q25 SIGNIFICANT ITEMS (a) Comprised of $41.3 million of the net favorable impact arising from our comprehensive annual actuarial review. (b) A non-GAAP measure. See pages 34 and 35 for a reconciliation to the corresponding GAAP measure. Insurance product margin Annuity 72.9$ (16.6)$ (a) 56.3$ Health 157.0 (21.1) (a) 135.9 Life 70.6 (3.6) (a) 67.0 Total insurance product margin 300.5 (41.3) 259.2 Allocated expenses (151.0) - (151.0) Income from insurance products 149.5 (41.3) 108.2 Fee income (3.9) - (3.9) Investment income not allocated to product lines 39.5 - 39.5 Expenses not allocated to product lines (22.3) - (22.3) Operating earnings before taxes 162.8 (41.3) 121.5 Income tax (expense) benefit on operating (35.6) 9.1 (26.5) Net operating income (b) 127.2$ (32.2)$ 95.0$ Net operating income per diluted share (b) 1.29$ (0.33)$ 0.96$ Three months ended September 30, 2025 Actual results Significant items Excluding significant items

28 (dollars in millions, except per-share amounts) The table below summarizes the financial impact of significant items on our 1Q25 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 1Q25 SIGNIFICANT ITEMS (a) Comprised of $6.8 million of the favorable impact of an out-of-period adjustment which decreased reserves. (b) A non-GAAP measure. See pages 34 and 35 for a reconciliation to the corresponding GAAP measure. Insurance product margin Annuity 54.5$ -$ 54.5$ Health 126.2 - 126.2 Life 68.2 (6.8) (a) 61.4 Total insurance product margin 248.9 (6.8) 242.1 Allocated expenses (161.2) - (161.2) Income from insurance products 87.7 (6.8) 80.9 Fee income (0.8) - (0.8) Investment income not allocated to product lines 38.0 - 38.0 Expenses not allocated to product lines (20.3) - (20.3) Operating earnings before taxes 104.6 (6.8) 97.8 Income tax (expense) benefit on operating (23.5) 1.5 (22.0) Net operating income (b) 81.1$ (5.3)$ 75.8$ Net operating income per diluted share (b) 0.79$ (0.05)$ 0.74$ Three months ended March 31, 2025 Actual results Significant items Excluding significant items

29 2024 SIGNIFICANT ITEMS The table below summarizes the financial impact of significant items on our 2024 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. (dollars in millions, except per-share amounts) (a) Comprised of $27.3 million of the net favorable impact arising from our comprehensive annual actuarial review. (b) Comprised of $2.9 million of the unfavorable impact related to a fixed asset impairment. (c) A non-GAAP measure. See pages 34 and 35 for a reconciliation to the corresponding GAAP measure. Actual Results Significant Items Excluding significant items Insurance product margin Annuity 274.2$ (36.2)$ (a) 238.0$ Health 516.8 8.2 (a) 525.0 Life 249.0 0.7 (a) 249.7 Total insurance product margin 1,040.0 (27.3) 1,012.7 Allocated expenses (615.3) - (615.3) Income from insurance products 424.7 (27.3) 397.4 Fee income 30.0 - 30.0 Investment income not allocated to product lines 167.9 - 167.9 Expenses not allocated to product lines (71.8) 2.9 (b) (68.9) Operating earnings before taxes 550.8 (24.4) 526.4 Income tax (expense) benefit on operating (121.5) 5.6 (115.9) Net operating income (c) 429.3$ (18.8)$ 410.5$ Net operating income per diluted share (c) 3.97$ (0.17)$ 3.80$ December 31, 2024 Year ended

30 (dollars in millions, except per-share amounts) The table below summarizes the financial impact of significant items on our 4Q24 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 4Q24 SIGNIFICANT ITEMS (a) Comprised of $3.9 millions of the unfavorable impact arising from our comprehensive annual actuarial review. (b) A non-GAAP measure. See pages 34 and 35 for a reconciliation to the corresponding GAAP measure. Insurance product margin Annuity 55.0$ -$ 55.0$ Health 130.1 3.9 (a) 134.0 Life 68.0 - 68.0 Total insurance product margin 253.1 3.9 257.0 Allocated expenses (146.1) - (146.1) Income from insurance products 107.0 3.9 110.9 Fee income 20.6 - 20.6 Investment income not allocated to product lines 65.3 - 65.3 Expenses not allocated to product lines (19.0) - (19.0) Operating earnings before taxes 173.9 3.9 177.8 Income tax (expense) benefit on operating (35.9) (0.8) (36.7) Net operating income (b) 138.0$ 3.1$ 141.1$ Net operating income per diluted share (b) 1.31$ 0.03$ 1.34$ Three months ended December 31, 2024 Actual results Significant items Excluding significant items

31 (dollars in millions, except per-share amounts) (a) Impacts arising from our comprehensive annual actuarial review. Significant items impacting the health margin were revised from $8.2 million reported in September 30, 2024 to $4.3 million. (b) Unfavorable impact related to a fixed asset impairment. (c) A non-GAAP measure. See pages 34 and 35 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 3Q24 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 3Q24 SIGNIFICANT ITEMS Insurance product margin Annuity 91.1$ (36.2)$ (a) 54.9$ Health 127.8 4.3 (a) 132.1 Life 63.3 0.7 (a) 64.0 Total insurance product margin 282.2 (31.2) 251.0 Allocated expenses (153.0) - (153.0) Income from insurance products 129.2 (31.2) 98.0 Fee income (2.7) - (2.7) Investment income not allocated to product lines 45.5 - 45.5 Expenses not allocated to product lines (18.5) 2.9 (b) (15.6) Operating earnings before taxes 153.5 (28.3) 125.2 Income tax (expense) benefit on operating (34.3) 6.4 (27.9) Net operating income (c) 119.2$ (21.9)$ 97.3$ Net operating income per diluted share (c) 1.11$ (0.19)$ 0.92$ Three months ended September 30, 2024 Actual results Significant items Excluding significant items

32 (dollars in millions) * Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits ("MRBs") related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) costs related to our three-year project to modernize certain elements of our technology ("TechMod") that are incremental to normal spend and will not recur following implementation, net of taxes; and (ix) other nonoperating items including earnings attributable to variable interest entities, net of taxes ("net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. The income tax expense or benefit allocated to the items included in net non-operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non-operating earnings. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. A reconciliation of net operating income to net income applicable to common stock is provided in the above table. QUARTERLY EARNINGS 3Q24 4Q24 1Q25 2Q25 3Q25 Insurance product margin Annuity 91.1$ 55.0$ 54.5$ 54.8$ 72.9$ Health 127.8 130.1 126.2 134.0 157.0 Life 63.3 68.0 68.2 63.6 70.6 Total insurance product margin 282.2 253.1 248.9 252.4 300.5 Allocated expenses (153.0) (146.1) (161.2) (149.4) (151.0) Income from insurance products 129.2 107.0 87.7 103.0 149.5 Fee income (2.7) 20.6 (0.8) 0.8 (3.9) Investment income not allocated to product lines 45.5 65.3 38.0 33.8 39.5 Expenses not allocated to product lines (18.5) (19.0) (20.3) (25.3) (22.3) Operating earnings before taxes 153.5 173.9 104.6 112.3 162.8 Income tax expense on operating income (34.3) (35.9) (23.5) (24.8) (35.6) Net operating income* 119.2 138.0 81.1 87.5 127.2 Net realized investment gains (losses) from sales, impairments and change in allowance for credit losses (11.1) (35.1) (13.2) (21.8) (8.8) Net change in market value of investments recognized in earnings 12.3 (6.6) 6.4 3.4 5.8 Fair value changes related to agent deferred compensation plan (3.5) 6.6 - - - Changes in fair value of embedded derivative liabilities and market risk benefits 1 (127.1) 92.6 (69.6) 25.2 (18.1) Expenses related to TechMod initiative - - - (3.2) (7.2) Goodwill and intangible asset impairment - - - - (96.7) Other (13.1) 0.7 (0.4) 2.1 (1.6) Non-operating income (loss) before taxes (142.5) 58.2 (76.8) 5.7 (126.6) Income tax (expense) benefit on non-operating income (loss) 32.6 (13.3) 17.2 (1.4) 22.5 Net non-operating income (loss) (109.9) 44.9 (59.6) 4.3 (104.1) Net income 9.3$ 182.9$ 21.5$ 91.8$ 23.1$

33 The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits ("MRBs") related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) costs related to our three-year project to modernize certain elements of our technology ("TechMod") that are incremental to normal spend and will not recur following implementation, net of taxes; and (ix) other nonoperating items including earnings attributable to variable interest entities, net of taxes ("net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. The income tax expense or benefit allocated to the items included in net non-operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non-operating earnings. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

34 A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows: (dollars in millions, except per-share amounts) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 3Q24 4Q24 1Q25 2Q25 3Q25 Net income applicable to common stock 9.3$ 182.9$ 21.5$ 91.8$ 23.1$ Non-operating items: Net realized investment (gains) losses from sales and impairments 11.1 35.1 13.2 21.8 8.8 Net change in market value of investments recognized in earnings (12.3) 6.6 (6.4) (3.4) (5.8) Fair value changes related to the agent deferred compensation plan 3.5 (6.6) - - - Changes in fair value of embedded derivative liabilities and market risk benefits 127.1 (92.6) 69.6 (25.2) 18.1 Expenses related to TechMod initiative - - - 3.2 7.2 Goodwill and intangible asset impairment - - - - 96.7 Other 13.1 (0.7) 0.4 (2.1) 1.6 Non-operating (income) loss before taxes 142.5 (58.2) 76.8 (5.7) 126.6 Income tax expense (benefit) on non-operating income (32.6) 13.3 (17.2) 1.4 (22.5) Net non-operating (income) loss 109.9 (44.9) 59.6 (4.3) 104.1 Net operating income (a non-GAAP financial measure) 119.2$ 138.0$ 81.1$ 87.5$ 127.2$ Per diluted share: Net income 0.09$ 1.74$ 0.21$ 0.91$ 0.24$ Net realized investment (gains) losses from sales and impairments (net of taxes) 0.08 0.26 0.10 0.17 0.07 Net change in market value of investments recognized in earnings (net of taxes) (0.09) 0.04 (0.05) (0.03) (0.05) Changes in fair value of embedded derivative liabilities and market risk benefits (net of taxes) 0.91 (0.68) 0.52 (0.19) 0.14 Fair value changes related to the agent deferred compensation plan (net of taxes) 0.03 (0.05) - - - Expenses related to TechMod initiative - - - 0.02 0.06 Goodwill and intangible asset impairment - - - - 0.82 Other 0.09 - 0.01 (0.01) 0.01 Net operating income (a non-GAAP financial measure) 1.11$ 1.31$ 0.79$ 0.87$ 1.29$

35 A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows: (dollars in millions, except per-share amounts, and shares in thousands) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 3Q24 4Q24 1Q25 2Q25 3Q25 Operating income 119.2$ 138.0$ 81.1$ 87.5$ 127.2$ Weighted average shares outstanding for basic earnings per share 105,102 102,778 100,743 98,572 96,603 Effect of dilutive securities on weighted average shares: Employee benefit plans 2,029 2,452 2,327 1,814 1,951 Weighted average shares outstanding for diluted earnings per share 107,131 105,230 103,070 100,386 98,553 Net operating income per diluted share 1.11$ 1.31$ 0.79$ 0.87$ 1.29$

36 Book value per diluted share Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised, restricted stock and performance units were vested, and convertible securities were converted. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments. A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows: (dollars in millions, except share and per-share amounts) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 3Q24 4Q24 1Q25 2Q25 3Q25 Total shareholders' equity 2,687.8$ 2,515.2$ 2,555.1$ 2,522.7$ 2,611.0$ Shares outstanding for the period 103,922,954 101,618,957 99,893,923 97,319,000 95,840,989 Book value per share 25.86$ 24.75$ 25.58$ 25.92$ 27.24$ Total shareholders' equity 2,687.8$ 2,515.2$ 2,555.1$ 2,522.7$ 2,611.0$ Accumulated other comprehensive loss (1,116.0) (1,371.4) (1,239.1) (1,252.7) (1,118.9) Adjusted shareholders' equity excluding AOCI 3,803.8$ 3,886.6$ 3,794.2$ 3,775.4$ 3,729.9$ Shares outstanding for the period 103,922,954 101,618,957 99,893,923 97,319,000 95,840,989 Dilutive common stock equivalents related to: Stock options, restricted stock and performance units 2,218,846 2,433,836 1,902,208 1,902,445 2,061,774 Diluted shares outstanding 106,141,800 104,052,793 101,796,131 99,221,445 97,902,763 Book value per diluted share excluding AOCI (a non-GAAP measure) 35.84$ 37.35$ 37.27$ 38.05$ 38.10$

37 Operating return measures Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits ("MRBs") related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) costs related to our three-year project to modernize certain elements of our technology ("TechMod") that are incremental to normal spend and will not recur following implementation, net of taxes; and (ix) other nonoperating items including earnings attributable to variable interest entities, net of taxes ("net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. The income tax expense or benefit allocated to the items included in net non-operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non-operating earnings. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. Management also believes that an operating return, excluding significant items, is important as the impact of these items enhances the understanding of our operating results. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with GAAP, these assets are not discounted and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation. INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

38 The calculations of: (i) Operating return on equity as adjusted to exclude accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) Operating return, excluding significant items, on equity as adjusted to exclude accumulated other comprehensive income (loss) and net operating loss carryforwards (a non- GAAP financial measure); and (iii) return on equity are as follows: (dollars in millions) (Continued on next page) Trailing four quarters average equity is calculated using the following formula (P = Period) – ((P1+P2) /2 +(P2+P3) /2 +(P3+P4) /2 + (P4+P5) /2) /4 [e.g. – the formula for calculating 4Q25 average equity would be the following – ((4Q24+1Q25) /2 +(1Q25+2Q25) /2 +(2Q25+3Q25) /2 + (3Q25+4Q25) /2) /4 ] INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 3Q24 4Q24 1Q25 2Q25 3Q25 Operating income 425.2$ 429.3$ 452.9$ 425.8$ 433.8$ Operating income, excluding significant items 376.9$ 410.5$ 428.8$ 401.7$ 399.4$ Net income 274.2$ 420.8$ 330.0$ 305.5$ 319.3$ Average common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,620.8$ 3,606.2$ 3,613.6$ 3,597.3$ 3,580.0$ Average common shareholders' equity 2,325.3$ 2,462.5$ 2,523.3$ 2,558.5$ 2,560.6$ Operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 11.7% 11.9% 12.5% 11.8% 12.1% Operating return on equity, excluding significant items, accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 10.5% 11.4% 11.9% 11.2% 11.2% Return on equity 11.8% 17.1% 13.1% 11.9% 12.5% Twelve Months Ended

39 The following summarizes: (i) operating earnings; (ii) significant items; (iii) operating earnings, excluding significant items; and (iv) net income (loss): (dollars in millions) (a) The significant items have been discussed in either the current or prior press releases. (Continued on next page) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES Net operating income Significant items (a) Net operating income, excluding significant items Net operating income, excluding significant items - trailing four quarters Net income (loss) Net income - trailing four quarters 4Q23 133.9 (26.4) 107.5 312.8 36.3 276.5 1Q24 57.5 - 57.5 311.7 112.3 389.6 2Q24 114.6 - 114.6 364.0 116.3 432.2 3Q24 119.2 (21.9) 97.3 376.9 9.3 274.2 4Q24 138.0 3.1 141.1 410.5 182.9 420.8 1Q25 81.1 (5.3) 75.8 428.8 21.5 330.0 2Q25 87.5 - 87.5 401.7 91.8 305.5 3Q25 127.2 (32.2) 95.0 399.4 23.1 319.3

40 The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant item, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (iii) return on equity are as follows: (dollars in millions) (Continued on next page) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 3Q24 4Q24 1Q25 2Q25 3Q25 Pre-tax operating earnings (a non-GAAP financial measure) 549.0$ 550.8$ 580.6$ 544.3$ 553.6$ Income tax expense (123.8) (121.5) (127.7) (118.5) (119.8) Operating return 425.2 429.3 452.9 425.8 433.8 Non-operating items: Net realized investment losses from sales and impairments (36.2) (72.7) (81.3) (81.2) (78.9) Net change in market value of investments recognized in earnings 38.2 22.8 16.8 15.5 9.0 Changes in fair value of embedded derivative liabilities and market risk benefits (170.9) 46.3 (87.3) (78.9) 30.1 Fair value changes and amendment related to the agent deferred compensation plan (10.3) 6.6 6.6 3.1 6.6 Expenses related to TechMod initiative - - - (3.2) (7.2) Goodwill and other intangible asset impairment - - - - (96.7) Other (15.9) (13.9) (13.9) (10.7) (2.4) Non-operating income (loss) before taxes (195.1) (10.9) (159.1) (155.4) (139.5) Income tax (expense) benefit on non-operating income (loss) 44.1 2.4 36.2 35.1 25.0 Net non-operating income (loss) (151.0) (8.5) (122.9) (120.3) (114.5) Net income 274.2$ 420.8$ 330.0$ 305.5$ 319.3$ Twelve Months Ended

41 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) 1Q23 2Q23 3Q23 4Q23 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,543.8$ 3,603.0$ 3,744.2$ 3,712.8$ Net operating loss carryforwards 152.4 126.3 102.6 79.6 Accumulated other comprehensive loss (1,664.4) (1,733.5) (1,956.7) (1,576.8) Common shareholders' equity 2,031.8$ 1,995.8$ 1,890.1$ 2,215.6$ 1Q24 2Q24 3Q24 4Q24 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,536.8$ 3,596.7$ 3,529.9$ 3,810.0$ Net operating loss carryforwards 311.2 296.5 273.9 76.6 Accumulated other comprehensive loss (1,480.3) (1,464.3) (1,116.0) (1,371.4) Common shareholders' equity 2,367.7$ 2,428.9$ 2,687.8$ 2,515.2$ 1Q25 2Q25 3Q25 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,498.9$ 3,504.3$ 3,483.6$ Net operating loss carryforwards 295.3 271.1 246.3 Accumulated other comprehensive loss (1,239.1) (1,252.7) (1,118.9) Common shareholders' equity 2,555.1$ 2,522.7$ 2,611.0$ INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

42 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 3Q24 4Q24 1Q25 2Q25 3Q25 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,620.8$ 3,606.2$ 3,613.6$ 3,597.3$ 3,580.0$ Net operating loss carryforwards 218.9 240.0 237.6 232.4 225.8 Accumulated other comprehensive loss (1,514.4) (1,383.7) (1,327.9) (1,271.2) (1,245.2) Common shareholders' equity 2,325.3$ 2,462.5$ 2,523.3$ 2,558.5$ 2,560.6$ Trailing Four Quarter Average

43 Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows: (dollars in millions) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 2023 2024 1Q25 2Q25 3Q25 Corporate notes payable 1,140.5$ 1,833.5$ 1,834.2$ 1,334.7$ 1,335.2$ Total shareholders' equity 2,215.6 2,515.2 2,555.1 2,522.7 2,611.0 Total capital 1 3,356.1$ 4,348.7$ 4,389.3$ 3,857.4$ 3,946.2$ Corporate debt to capital 34.0% 42.2% 41.8% 34.6% 33.8% Corporate notes payable 1,140.5$ 1,833.5$ 1,834.2$ 1,334.7$ 1,335.2$ Total shareholders' equity 2,215.6 2,515.2 2,555.1 2,522.7 2,611.0 Less accumulated other comprehensive (income) loss 1,576.8 1,371.4 1,239.1 1,252.7 1,118.9 Total capital 4,932.9$ 5,720.1$ 5,628.4$ 5,110.1$ 5,065.1$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 23.1% 32.1% 32.6% 26.1% 26.4% Corporate notes payable $1,833.5 $1,834.2 (499.5) (499.8) Adjusted corporate notes payable $1,334.0 $1,334.4 Total shareholders' equity $2,515.2 $2,555.1 Less accumulated other comprehensive loss 1,371.4 1,239.1 Loss on assumed extinguishment of debt (0.4) (0.2) Adjusted shareholders' equity $3,886.2 $3,794.0 Adjusted total capital $5,220.2 $5,128.4 Debt to total capital ratio, excluding AOCI, as adjusted for the assumed repayment of the 2025 Notes (a non-GAAP financial measure) 25.6% 26.0% Assumed repayment of 2025 notes, net of unamortized debt issuance costs